SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                            Filed by Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

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☒  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS III

(Name of Registrant as Specified in Its Charter)

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Important Information

JOHN HANCOCK FUNDS III (the “Trust”)

September 28, 2012

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more John Hancock funds (the “Funds”) which are series of John Hancock Funds III (the “Trust”). You are being asked to vote on a proposal regarding the election of the Trustees that oversee the Fund(s) in which you are a shareholder. Enclosed with this letter you will find proxy materials which provide important details on the election of your Fund(s)’ Board of Trustees including instructions on how to cast your vote. I encourage you to please read the attached materials in their entirety and if you have any questions, please don’t hesitate to contact us at the number outlined at the bottom of this letter.

Election of Trustees

The following summarizes the proposed election of Trustees on which you are being asked to vote. Please note that this proposal is considered a routine item and is not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.

You are being asked to elect thirteen Trustees as members of the Board of Trustees of each Trust. Currently the funds offered by John Hancock are overseen by two separate Boards of Trustees. The Board of Trustees that oversees your Fund(s) is proposing to combine with the Board overseeing the other John Hancock funds. A consolidation of the oversight of the John Hancock funds under one Board is expected to result in (1) efficiencies in oversight by reducing the number of board meetings held each year, eliminating the need for separate boards to consider and review similar matters, and (2) efficiencies, consistencies, and potential cost savings in the operations of your Fund(s), due to a single board approaching all funds from a unified perspective. A single Board with members from both existing Boards also will preserve the continuity of current Board leadership and institutional history, while benefitting from additional members’ expertise, experiences and insight.

Your Vote Matters!

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. No matter how large or small your Fund holdings, your vote is important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.

For your convenience, you may vote one of three ways:

1)	via telephone by calling the number listed on your proxy card(s),

2)	via mail by returning the enclosed voting card(s) or

3)	via the Internet by visiting www.proxyvote.com and entering your control number.

I am confident that the proposed change will help us better serve all of the Funds’ shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 Monday-Thursday between 8:00 A.M. and 7:00 P.M., Eastern Time, and Friday between 8:00 A.M. and 6:00 P.M., Eastern Time. I thank you for your time and your prompt vote on these matters.

Sincerely,

Hugh McHaffie

President

JOHN HANCOCK FUNDS III

(the “Trust”)

John Hancock Core High Yield Fund

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

John Hancock Global Shareholder Yield Fund

John Hancock International Allocation Portfolio

John Hancock International Core Fund

John Hancock International Growth Fund

John Hancock International Value Equity Fund

John Hancock Leveraged Companies Fund

John Hancock Rainier Growth Fund

John Hancock Small Cap Opportunities Fund

John Hancock Small Company Fund

John Hancock Strategic Growth Fund

(the “Funds”)

601 Congress Street

Boston, Massachusetts 02210

Notice of Special Meeting of Shareholders

To the Shareholders of the Trust:

Notice is hereby given that a Special Meeting of Shareholders of all of the Funds of the Trust will be held at 601 Congress Street, Boston, Massachusetts 02210, on November 13, 2012 at 2:00 P.M., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. The Meeting will be held for the following purposes:

Proposal 1	Election of thirteen nominees as members of the Board of Trustees of the Trust (the “Board”).
All shareholders of the Trust will vote separately on Proposal 1.

Any other business that may properly come before the Meeting.

The Board of the Trust recommends that shareholders vote “FOR” the election of all of the nominees.

Each shareholder of record at the close of business on September 6, 2012 is entitled to receive notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 13, 2012.

The proxy statement is available at www.proxyvote.com

Sincerely,

Thomas M. Kinzler

Secretary

September 28, 2012

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts:   Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s). Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the “control number” found on your proxy card(s).

Follow the instructions on the Web site. Please call the toll-free number indicated on your proxy card(s) if you have any problems.

JOHN HANCOCK FUNDS III

(THE “TRUST”)

JOHN HANCOCK CORE HIGH YIELD FUND

JOHN HANCOCK DISCIPLINED VALUE FUND

JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND

JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND

JOHN HANCOCK INTERNATIONAL ALLOCATION PORTFOLIO

JOHN HANCOCK INTERNATIONAL CORE FUND

JOHN HANCOCK INTERNATIONAL GROWTH FUND

JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND

JOHN HANCOCK LEVERAGED COMPANIES FUND

JOHN HANCOCK RAINIER GROWTH FUND

JOHN HANCOCK SMALL CAP OPPORTUNITIES FUND

JOHN HANCOCK SMALL COMPANY FUND

JOHN HANCOCK STRATEGIC GROWTH FUND

(THE “FUNDS”)

PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012

JOHN HANCOCK FUNDS III

(“JHF III” or the “Trust”)

JOHN HANCOCK CORE HIGH YIELD FUND

JOHN HANCOCK DISCIPLINED VALUE FUND

JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND

JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND

JOHN HANCOCK INTERNATIONAL ALLOCATION PORTFOLIO

JOHN HANCOCK INTERNATIONAL CORE FUND

JOHN HANCOCK INTERNATIONAL GROWTH FUND

JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND

JOHN HANCOCK LEVERAGED COMPANIES FUND

JOHN HANCOCK RAINIER GROWTH FUND

JOHN HANCOCK SMALL CAP OPPORTUNITIES FUND

JOHN HANCOCK SMALL COMPANY FUND

JOHN HANCOCK STRATEGIC GROWTH FUND

(the “Funds”)

601 Congress Street

Boston, Massachusetts 02210

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 13, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or “Trustees”) of proxies to be used at a Special Meeting of shareholders of the Funds to be held at 601 Congress Street, Boston, Massachusetts 02210, on November 13, 2012 at 2:00 P.M., Eastern Time (the “Meeting”). Pursuant to the Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), the Board has designated September 6, 2012 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of Funds held. This Proxy Statement is first being sent to shareholders on or about September 28, 2012.

The Trust is an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust being offered as of the Record Date were divided into series corresponding to a combined total of 13 portfolios (each, a “Fund”). The Funds are listed above and named on the cover of this Proxy Statement.

Investment Management. John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser for the Trust and each of the Funds. Pursuant to an investment advisory agreement with the Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as each Fund’s distributor.

The offices of JHIMS and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC” or “Manulife Financial”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

PROPOSAL 1

ELECTION OF THIRTEEN NOMINEES AS

MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST

(All Funds)

Shareholders are being asked to elect each of the individuals listed below (the “Nominees”) as a member of the Board of the Trust. Each of Hugh McHaffie, John A. Moore and John G. Vrysen currently serves as a Trustee, but has not been re-nominated for election because he will not serve as a Trustee beyond 2012. Effective as of the date following their last day of service, the Board will consist of thirteen members.

The funds in the John Hancock Fund Complex (as defined below) currently are overseen by two separate groups of trustees comprised of different individuals. One of these groups consists of the Trustees who comprise the boards that oversee the series of the Trust and John Hancock retail funds as well as ten closed-end funds and the other group consists of trustees who comprise the boards that oversee John Hancock Funds II and John Hancock Variable Insurance Trust. Each board, including the Board of the Trust, separately has determined that it is in the best interests of each of the respective John Hancock funds that such board oversees to consolidate oversight of the funds by aligning the membership of the Board with the membership of the other boards so that all funds in the John Hancock Fund Complex are overseen by the same group of trustees. In order to accomplish this, the current Trustees have nominated and proposed for election a slate of candidates that includes trustees from each separate group of trustees and representatives from senior management of Manulife Financial. Four of these candidates currently serve as Trustees of the Trust and nine candidates do not currently hold such office. The group of current Trustees re-nominated for election consists of William H. Cunningham, Deborah C. Jackson, Steven R. Pruchansky and Gregory A. Russo. The group of trustees newly nominated for election that do not currently serve as Trustees of the Trust, but do currently serve as trustees of other funds in the John Hancock Fund Complex, consists of Charles L. Bardelis, James R. Boyle, Peter S. Burgess, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan and James M. Oates. The final two Nominees, Warren A. Thomson and Craig Bromley, currently do not serve as trustees of any of the funds in the John Hancock Fund Complex. As discussed in detail below, Mr. Thomson is a senior executive of Manulife Financial, the parent company of the Funds’ Adviser, and Mr. Bromley heads Manulife Financial’s United States operations and is President of John Hancock Financial Services. If elected, Messrs. Thomson and Bromley, along with Mr. Boyle, will serve as “interested” Trustees on the newly constituted board.

In evaluating the consolidation of the oversight of the John Hancock funds under a single group of trustees, both groups of trustees considered that the separate boards often review the same or substantially similar policy matters, contractual arrangements and other matters for their respective funds. Each of the John Hancock funds’ boards, including the Board of the Trust, concluded that alignment of the boards is expected to result in: (i) efficiencies, consistencies and potential cost savings due to a single group of trustees overseeing all funds in the complex, including potential economies of scale from the spreading out of certain fixed costs over a larger pool of assets, and by eliminating the need for two separate groups of trustees to prepare for and hold separate regular board meetings each quarter to consider and review similar board agenda items; (ii) uniformity in policies and procedures across the John Hancock Fund Complex concerning substantially similar matters; (iii) alignment of board resources in areas such as compliance, regulatory and risk management oversight; and (iv) enhanced oversight of portfolio operations throughout the John Hancock Fund Complex, including fund performance monitoring and fund contract and fee reviews. The boards of the John Hancock funds, including the Board of the Trust, concluded that a single group of trustees serving on all boards in the John Hancock Fund Complex and consisting of members of both existing groups of trustees as well as representatives from Manulife Financial’s senior management would preserve the continuity of current board leadership and institutional history, while allowing the Trust and the Board to benefit from additional members’ expertise, experiences and insight.

At a meeting held on July 31, 2012, the Nominating, Governance and Administration Committee of the Board considered the proposed slate of Trustee candidates and determined to recommend to the full Board the election or re-election of the Nominees, as applicable, to the Board of the Trust. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election or re-election, as applicable, of the Nominees to the Board.

If elected, any newly elected Trustees will join the Trust’s Board on or about December 1, 2012. To further align the boards that oversee the operations of the John Hancock Fund Complex, the other John Hancock fund boards also have nominated for election each of the Nominees below as members of each respective board effective on or about December 1, 2012.

Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

Information Concerning Trustees and Nominees

The business and affairs of the Trust, including those of the relevant Funds, are managed under the direction of the Board. The following table presents certain information regarding the current Trustees, as well as Nominees who are not currently serving as Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Nominee and Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee or Trustee who is an “interested person” (as defined in the 1940 Act) of the Trust (collectively, the “Non-Independent Trustees”) and each Nominee or Trustee who is not an interested person of the Trust (collectively, the “Independent Trustees”).

As stated above, the Trust has a combined total of 13 separate Funds, and each Trustee oversees all of the Funds. In addition to the Funds, the Trustees and Nominees (other than Messrs. Bromley and Thomson) also oversee other funds advised by the Adviser or the Adviser’s affiliates (collectively with the Funds, the “John Hancock Fund Complex”). As of June 30, 2012, the John Hancock Fund Complex consisted of 244 funds (including separate series of series mutual funds): John Hancock Variable Insurance Trust (“JHVIT”) (101 funds); John Hancock Funds II (“JHF II”) (97 Funds); John Hancock Funds III (JHF III) (13 funds); and 33 other John Hancock funds. Each Trustee and Nominee’s business address is 601 Congress Street, Boston, Massachusetts 02210.

Non-Independent Trustees/Nominees Standing for Election
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

James R. Boyle(1) (1959)	Nominee

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010)

Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005); former Trustee, John Hancock retail funds(2) (2005-2010).

244(3)

Craig Bromley(1) (1966)	Nominee	President, John Hancock Financial Services, Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005-2012, including prior positions).	244(3)

Non-Independent Trustees/Nominees Standing for Election
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Warren A. Thomson(1) (1955)	Nominee	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada; Director and Chairman, Manulife Asset Management (since 2001, including prior positions).	244(3)

Independent Trustees/Nominees Standing for Election
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Charles L. Bardelis (1941)	Nominee

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock Variable Insurance Trust (since 1988) and John Hancock Funds II (since 2005); former Trustee of John Hancock Funds III (2005–2006).

244(3)

Peter S. Burgess (1942)	Nominee

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); former Director, PMA Capital Corporation (2004-2010).

Trustee, John Hancock Variable Insurance Trust (since 2005) and John Hancock Funds II (since 2005); former Trustee of John Hancock Funds III (2005–2006).

244(3)

William H. Cunningham (1944)	Trustee (since 2006)

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(2) (since 1986); former Trustee, John Hancock Funds II (2005-2006).

244(3)

Grace K. Fey (1946)	Nominee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

244(3)

Independent Trustees/Nominees Standing for Election
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Theron S. Hoffman (1947)	Nominee

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003 - 2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

244(3)

Deborah C. Jackson (1952)	Trustee (since 2008)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(2) (since 2008).

244(3)

Hassell H. McClellan (1945)	Nominee

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).

Trustee of John Hancock Variable Insurance Trust (since 2005) and John Hancock Funds II (since 2005); former Trustee, John Hancock Funds III (2005-2006).

244(3)

James M. Oates (1946)	Nominee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly, Phoenix Mutual Funds) (since 1988).

Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II; former Trustee, John Hancock Funds III (2005–2006).

244(3)

Independent Trustees/Nominees Standing for Election
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Steven R. Pruchansky (1944)	Trustee (since 2006) Chairman (since 2011)

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairman of the Board (since 2011), John Hancock retail funds.(2)

244(3)

Gregory A. Russo (1949)	Trustee (since 2008)

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(2) (since 2008).

244(3)

Non-Independent Trustees Not Standing for Election
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Hugh McHaffie(1)(4) (1959)	Trustee (since 2010) President (since 2012)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee (since 2010) and President (since 2012), John Hancock retail funds.(2)	46

John G. Vrysen(1)(4) (1955)	Trustee (since 2009)	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Operating Officer, John Hancock retail funds(2) (until 2009); Trustee, John Hancock retail funds(2) (since 2009).	46

Independent Trustee Not Standing for Election
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

John A. Moore(5) (1939)	Trustee (since 2006) Vice Chairman (since 2012)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (1989 -2001); Senior Scientist, Sciences International (health research) (2000-2003); former Assistant Administrator & Deputy Administrator, Environmental Protection Agency (1983–1989); Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007). Trustee, John Hancock retail funds(2) (since 1991).	46

(1)	The Nominee or Trustee will be or is a Non-Independent Trustee due to his position with the Adviser and certain of its affiliates.

(2)	“John Hancock retail funds” is comprised of the series of the Trust, 12 other investment companies and ten closed-end funds.

(3)

This Nominee or Trustee has been nominated for election as a member of the Board of Trustees of other funds in the John Hancock Fund Complex. Includes all funds within the John Hancock Fund Complex that would be overseen by the Nominee or Trustee following the consolidation of the two distinct groups of trustees.

(4)	The Trustee will no longer serve as a Trustee beyond 2012.

(5)	Dr. Moore’s term of office as Trustee will end when he retires upon the earlier of the date the Nominees take office, if elected, or December 31, 2012.

Correspondence intended for any of the Trustees or Nominees may be sent to the attention of the individual Trustee or Nominee to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or an individual Trustee or Nominee will be logged and sent to the Board or individual Trustee or Nominee.

Principal Officers Who Are Not Nominees

The following table presents information regarding the current principal officers of the Trust who are not Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Adviser. Each such officer’s business address is 601 Congress Street, Boston, Massachusetts 02210-2805. All of the Trust’s officers listed are officers or employees of the Adviser or its affiliates. Some of the Trustees and officers also may be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

Principal Officers Who Are Not Nominees
Name (Birth Year)	Position(s) with the Trust	Officer since	Principal Occupation(s) During Past 5 Years

Hugh McHaffie (1959)	President Trustee	2012	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee (since 2010) and President (since 2012), John Hancock retail funds.(1)

Principal Officers Who Are Not Nominees
Name (Birth Year)	Position(s) with the Trust	Officer since	Principal Occupation(s) During Past 5 Years

Andrew G. Arnott (1971)	Executive Vice President	2007	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(1) (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006, including prior positions).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs
			(2005–2007).

Salvatore Schiavone (1965)	Treasurer	2010	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(1) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007).

(1)	“John Hancock retail funds” is comprised of the series of the Trust, 12 other investment companies and ten closed-end funds.

Additional Information About the Trustees and Nominees

In addition to the description of each Trustee’s and Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Nominee’s and Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the U.S. federal securities laws.

Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “— Board Committees”), there are no specific required qualifications for Board membership. In considering nominees, although this Committee does not have a formal policy to consider diversity when identifying candidates for the position of Independent Trustee, as a matter of practice, the Committee considers the overall diversity of the Board with respect to backgrounds, professional experience, education, skill, and viewpoint. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by this Committee in its decision-making process with respect to candidates for the position of Independent Trustee. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee and Trustee represent a diversity of experiences and a variety of complementary skills. Each current Trustee has experience as a Trustee of each Trust, and all of the Nominees (other than Messrs. Bromley and Thomson) have experience as trustees of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Trust in a manner consistent with the best interests of the Trust’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his positions as Chairman and Director of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Hugh McHaffie — Through his positions as a senior executive of Manulife Financial’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization. Dr. Moore, an Independent Trustee, serves as the Board’s Vice Chairman.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board’s Chairman.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Adviser’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Adviser, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to the Board on a wide variety of investment and management issues.

John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, positions with other affiliates of the Adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “— Principal Occupation(s) and Other Directorships During the Past 5 Years” and “— Additional Information About the Trustees and Nominees” above. The Board appoints officers who assist in managing its day-to-day affairs. The Board met six times during the fiscal year ended February 29, 2012 and six times during the fiscal year ended March 31, 2012. No Trustee attended fewer than 75% of the aggregate of: (i) the total number of Board meetings; and (ii) the total number of meetings held by all committees on which he or she served. The Funds hold joint meetings of the Trustees and all committees.

The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Trust’s management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairman to serve in the absence of the Chairman. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman or Vice Chairman does not impose on that Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the John Hancock Fund Complex and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Trust’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that, for the relevant periods of service on the Board, Messrs. Boyle, Bromley, McHaffie, Thomson and Vrysen, each of whom is a senior executive of the Adviser, Manulife Financial (the Adviser’s parent company) or of other affiliates of the Adviser, have provided, or are expected to provide, the Board with the Adviser’s perspective in managing and sponsoring the Trust. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has six standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A; Investment Performance Committee B; and the Contracts & Operations Committee. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Funds. The composition of each committee also will be considered

The current membership of each committee is set forth below. As Chairman of the Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit	Compliance	Nominating, Governance and Administration	Investment Performance A	Investment Performance B	Contracts & Operations

Dr. Moore Mr. Pruchansky Mr. Russo	Mr. Cunningham Ms. Jackson Mr. Russo	All Independent Trustees	Ms. Jackson Mr. Russo Mr. Vrysen	Mr. Cunningham Mr. McHaffie Dr. Moore	All Independent Trustees

Audit Committee.    Each Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is comprised of all of the Independent Trustees. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for a Fund, oversees the work of the independent registered public accounting firm in connection with each Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Russo serves as Chairman of this Committee. This Committee held six meetings during the fiscal year ended February 29, 2012 for Funds with that fiscal year end and six meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end.

Compliance Committee.    The primary role of this Committee is to oversee the activities of the Trust’s Chief Compliance Officer (“CCO”); the implementation and enforcement of the Trust’s compliance policies and procedures; and compliance with the Trust’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the fiscal year ended February 29, 2012 for Funds with that fiscal year end and four meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end.

Nominating, Governance and Administration Committee.    This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Non-Independent Trustees and the officers of the Trust are nominated and selected by the Board. Mr. Pruchansky serves as Chairman of this Committee. This Committee held three meetings during the fiscal year ended February 29, 2012 for Funds with that fiscal year end and three meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end. The Trust’s Board has adopted a written charter for the Nominating, Governance and Administration Committee. A copy of the Charter is included as Appendix A to this Proxy Statement.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee generally will apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Independent Trustees seek to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has criteria and principles to guide its Trustee selection process, which are set forth in Annex A to the Committee’s Charter.

While this Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210-2805. Recommendations from management may be submitted to the Committee Chairman. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the Trust’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee’s process for identifying and evaluating nominees to serve as Independent Trustees of the Funds is set forth in Annex A to the Committee’s charter.

Investment Performance Committee A.    This Committee monitors and analyzes the performance of certain Trusts generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Ms. Jackson serves as Chairman of Investment Performance Committee A. This Committee held seven meetings during the fiscal year ended February 29, 2012 for Funds with that fiscal year end and seven meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end.

Investment Performance Committee B.    This Committee monitors and analyzes the performance of certain Trusts generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Mr. Cunningham serves as Chairman of Investment Performance Committee B. This Committee held four meetings during the fiscal year ended February 29, 2012 for Funds with that fiscal year end and four meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end.

Contracts & Operations Committee.    This Committee is comprised of all of the Independent Trustees. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. As indicated above, Dr. Moore will not serve as a Trustee beyond 2012. This Committee held three meetings during the fiscal year ended February 29, 2012 for Funds with that fiscal year end and four meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Funds’ risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Funds’ subadvisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Trust’s CCO. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program.

While the Adviser has responsibility for identifying and managing the Funds’ exposure to risk on a daily basis, the Board plays an active role in overseeing the processes established to assess, monitor and mitigate that exposure. The Board, acting through its Committees, has charged the Adviser with (i) identifying events or circumstances the occurrence of which could have adverse effects on the Funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate business and market conditions continuously in order to facilitate the identification and implementation of processes and controls described in (i) and (ii) above. The Board, directly and indirectly through its Committees, routinely discusses with management the significant risks facing the Funds and reviews the processes and controls in place to address those risks. The Board regularly receives materials and information, including in-depth and in-person presentations from third-party experts, with respect to specific areas of risk, and the Board engages in comprehensive analyses and dialogues regarding those risks. Because the day-to-day operations and activities of the Funds are carried out by or through the Adviser and other service providers, the Board recognizes that it is not possible for it to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.

The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts & Operations Committees. The Committee system facilitates the timely and efficient consideration of matters by the Board, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Board, the relevant Committee Chair or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board and the Committee Chairs confer among themselves, with the Trust’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).

Investment Performance Committee A and Investment Committee B assist the Board in overseeing the significant investment policies of the relevant Funds. The Adviser monitors these policies and may recommend changes in connection with the Funds to these Committees in response to subadviser requests or other circumstances. On a quarterly basis, these Committees review reports from IMS and the Product Group regarding the relevant Fund’s investment performance, which include information about investment risks and how they are managed.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Adviser, the subadvisers, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Trust’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.

Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process. In addition to the Committee meetings, the Adviser’s Risk and Investment Operations Committee, described above, reports periodically to the full Board on risk management matters. Finally, John Hancock’s Chief Risk Officer, who as noted above supports the Adviser’s risk management program, at the Board’s request will from time-to-time report on risk management matters.

The Contracts & Operations Committee assists the Board in overseeing the Adviser’s management of the Funds’ operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, this Committee and the Board receive and review information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial condition and resources.

The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the John Hancock Fund Complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

As stated above, the Adviser also has its own independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Nominees and Trustees

The Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each current Nominee and Independent Trustee for his or her service as a Trustee for the most recently completed fiscal year.

INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM JHF III — FISCAL YEAR ENDED MARCH 31, 2012	JOHN HANCOCK FUND COMPLEX

Current Trustees
Cunningham	$ 61,437	$231,123
Jackson	$ 48,005	$211,500
Moore	$ 58,675	$246,500
Pruchansky	$ 72,517	$300,272
Russo	$ 54,931	$230,000

New Nominees
Bardelis	$ 0	$270,000
Burgess	$ 0	$300,000
Fey	$ 0	$270,000
Hoffman	$ 0	$270,000
McClellan	$ 0	$300,000
Oates	$ 0	$370,000

The Trust does not have a pension or retirement plan for any of its Trustees or officers. The Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of March 31, 2012, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $279,091, for Dr. Moore was $ 351,007 and for Mr. Pruchansky was $423,646 under the Plan.

As part of the board consolidation, three of the current members of the Board are not standing for reelection, including Dr. Moore, an Independent Trustee. If this Proposal is approved, Dr. Moore’s term of office will end in advance of his scheduled retirement date of December 31, 2012. In recognition of his service as an independent member of the Board and contingent upon the approval by shareholders of a new slate of trustees, the Board has approved an aggregate payment of $18,500 from the funds in the John Hancock Fund Complex. The payment was calculated based on the amount the Trustee would have received from the John Hancock Fund Complex for attending meetings through his scheduled retirement date. The aggregate payment to Dr. Moore by the Trust will be $6,260.64.

Nominee and Trustee Ownership of Shares of the Funds

The tables below set forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Nominee or Trustee, owned beneficially by each Nominee or Trustee as of December 31, 2011. The current value of the funds that the participating Nominees or Independent Trustees have selected under the Plan is included in these tables. For purposes of these tables, beneficial ownership is defined to mean a direct or indirect pecuniary interest. In certain cases, the Nominees or Trustees may not own shares of the John Hancock Fund Complex funds directly; rather, they may own shares beneficially through variable insurance contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

Current Trustees

	Non-Independent		Independent
Fund Trustee	McHaffie	Vrysen	Cunningham	Jackson	Moore	Pruchansky	Russo
Core High Yield(1)	A	A	A	A	A	A	A
Disciplined Value	A	C	A	A	C	B	C
Disciplined Value Mid Cap	A	C	A	A	C	A	C
Global Shareholder Yield	A	C	A	A	B	D	A
International Allocation	A	C	A	A	B	A	A
International Core	A	C	A	A	B	C	A
International Growth	A	C	A	A	B	A	A
International Value Equity	A	C	A	A	A	A	A
Leveraged Companies	A	A	A	A	A	A	A
Rainier Growth	A	C	A	A	C	C	A
Small Cap Opportunities	A	A	A	A	A	A	A
Small Company	A	C	A	A	C	B	A
Strategic Growth(2)	A	A	A	A	A	A	A
John Hancock Fund Complex	E	E	E	E	E	E	E

Nominees

	Non-Independent			Independent
Fund Nominee	Boyle	Bromley	Thomson	Bardelis	Burgess	Fey	Hoffman	McClellan	Oates
Core High Yield(1)	A	A	A	A	A	A	A	A	A
Disciplined Value	A	A	A	A	A	A	A	A	A
Disciplined Value Mid Cap	A	A	A	A	A	A	A	A	A
Global Shareholder Yield	A	A	A	A	A	A	A	A	A
International Allocation	A	A	A	A	A	A	A	A	A
International Core	A	A	A	A	A	A	A	A	A
International Growth	A	A	A	A	A	A	A	A	A
International Value Equity	A	A	A	A	A	A	A	A	A
Leveraged Companies	A	A	A	A	A	A	A	A	A
Rainier Growth	A	A	A	A	A	A	A	A	A
Small Cap Opportunities	A	A	A	A	A	A	A	A	A
Small Company	A	A	A	A	A	A	A	A	A
Strategic Growth(2)	A	A	A	A	A	A	A	A	A
John Hancock Fund Complex	E	A	E	E	E	E	E	E	E

(1)	Fund first offered on March 12, 2012.

(2)	Fund first offered on December 14, 2011.

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the Trust within the past ten years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.

The Board, including all the Independent Trustees of the Trust, recommends that shareholders of the Trust vote “FOR” the election of all of the Nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm for each Fund for its current fiscal year and served as such for the prior fiscal year. PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees.    These fees represent aggregate fees billed to each Fund for the last two fiscal years (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.    These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and affiliated service provider internal controls review.

Tax Fees.    These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC relate to the review of each Fund’s income tax returns, excise tax calculations and tax distribution requirements.

All Other Fees.    These fees for the Reporting Periods relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” below.

Fees Paid to PwC for the Fiscal Years Ended February 29. 2012 and February 28, 2011
	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2012	2011	2012	2011	2012	2011	2012	2011
Global Shareholder Yield Fund	$27,376	$25,833	$2,238	$ 347	$3,072	$2,926	$1,461	$19
International Allocation Portfolio	$25,457	$24,007	$8,069	$5,900	$2,702	$2,574	$ 350	$19
International Core Fund	$38,958	$36,863	$2,238	$ 347	$4,786	$4,558	$1,461	$19
International Growth Fund	$35,808	$33,065	$2,238	$ 347	$3,900	$3,715	$1,461	$19

Fees Paid to PwC for Fiscal Years Ended March 31, 2012 and 2011
	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2012	2011	2012	2011	2012	2011	2012	2011
Core High Yield Fund	$55,320	$39,791	$746	$347	$4,175	$3,976	$246	$19
Disciplined Value Fund	$32,818	$28,874	$746	$347	$2,310	$2,200	$393	$19
Disciplined Value Mid Cap Fund	$31,069	$27,210	$746	—	$2,597	$2,473	$393	—
International Value Equity Fund	$31,237	$42,770	$746	$347	$3,901	$3,715	$1,505	$19
Leveraged Companies Fund	$37,389	$30,387	$746	$347	$1,105	$1,053	$3,247	$19
Rainier Growth Fund	$35,621	$32,144	$746	$347	$1,824	$1,737	$394	$19
Small Cap Opportunities Fund	$30,667	$29,208	$746	$347	$2,514	$2,395	$247	$19
Small Company Fund	$41,255	$34,396	$746	$347	$2,514	$2,395	$394	$19
Strategic Growth Fund*	$28,900	—	$746	—	$3,400	—	$395	—

*	Strategic Growth Fund commenced operations during the year ended March 31, 2012.

The SEC’s auditor independence rules require that the Trust’s Audit Committee pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC). The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by PwC to Manulife Financial (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by PwC, would result in PwC losing its independence.

The following table shows the aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Adviser and the Affiliated Service Providers for each of the fiscal years noted below.

Non-Audit Fees

Fiscal Year End	2012	2011
February 29 or 28	$2,673,534	$2,028,605
March 31	$3,129,868	$1,985,439

During the Reporting Periods, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.

SHAREHOLDERS AND VOTING INFORMATION

Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

As of the Record Date, the Class NAV shares of the Funds, as applicable, were held principally by other mutual funds in the John Hancock Fund Complex that operate as funds of funds (the “Funds of Funds”). No Fund of Funds exercises any discretion in voting the shares of the underlying Funds that it holds.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of a Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of a Fund will be presumed to control that class of shares of a Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Funds of Funds or with the Funds but rather with the subadviser to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, the Funds do not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.

The Funds’ Adviser, or an affiliate thereof, the sole initial shareholder of the following Funds, which have not yet commenced offering shares to the public, has advised JHF III that it intends to vote in favor of each Nominee: Small Cap Opportunities Fund and Leveraged Companies Fund.

Information as to the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn: Secretary. These reports also are available on the Internet at www.jhfunds.com.

Voting Procedures

Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the Trust, (ii) by a properly executed later-dated proxy received by the Secretary of the Trust, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the Trust’s shares cast at the Meeting, and any adjournment with respect to the proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to the proposal. Neither abstentions nor broker non-votes have any effect on the outcome of the election.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the Adviser.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the Trust; by personnel of the Adviser, its affiliates or the transfer agent, John Hancock Signature Services, Inc. (“Signature Services”); or by broker-dealer firms. Signature Services, together with Broadridge Financial Solutions, Inc., a third party solicitation firm, has agreed to provide proxy solicitation services to the Funds at a cost of approximately $5,417. The Adviser will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Fund Voting. Shares of all Funds of the Trust will vote in the aggregate and not separately by Fund or class of shares with respect to the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Adviser, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in the Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the Trust’s Voice Response Unit to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free-number located on your proxy card(s).

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card(s).

•	Enter the “control number” found on your proxy card(s).

•	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that a Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to John Hancock Signature Services, Inc., P.O. Box 55913, Boston, MA 02205-5913, Attn: Michael Heffernan, or by calling 1-800-225-5291. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

September 28, 2012

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

APPENDICES

PROXY STATEMENT OF

JOHN HANCOCK FUNDS III

John Hancock Core High Yield Fund

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

John Hancock Global Shareholder Yield Fund

John Hancock International Allocation Portfolio

John Hancock International Core Fund

John Hancock International Growth Fund

John Hancock International Value Equity Fund

John Hancock Leveraged Companies Fund

John Hancock Rainier Growth Fund

John Hancock Small Cap Opportunities Fund

John Hancock Small Company Fund

John Hancock Strategic Growth Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012

Appendix A	Nominating, Governance and Administration Committee Charter

Appendix B	Outstanding Shares and Share Ownership

APPENDIX A

JOHN HANCOCK FUNDS

NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER

A.	Composition. The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) and are not “interested persons” (as defined in the Investment Company Act of 1940) of any of the Funds, or of any Fund’s investment adviser, subadviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.

B.	Overview. The purpose of the Committee is (1) to make determinations and recommendations to the Board on issues related to (a) the composition and operation of the Board, (b) corporate governance matters applicable to the Independent Trustees, and (c) issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the Funds, and (2) to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

C.	Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1.	To identify individuals qualified to serve as Independent Trustees of the Funds, and to consider and determine nominations of individuals to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and determine the amount of compensation to be paid by the Funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the Funds provided by them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

4.	To consider and determine the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

6.	To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

7.	To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: directors and officers liability insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute and Mutual Fund Directors Forum membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; publication expenses; expenses of computers and related service charges; and fees of counsel to the Independent Trustees.

8.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the Funds or any Fund’s investment adviser, subadviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

9.	To make a recommendation to the Board of Trustees concerning the annual consideration of the agreements relating to legal services.

10.	To periodically review the Board’s committee structure and, in collaboration with the Chairs of the various Committees, the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of Funds in the Fund complex and the effectiveness of its committee structure.

12.	To retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential Independent Board nominees, subject to the Board’s sole authority to approve the firm’s fees and other retention terms.

13.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

14.	To review the Rule 17j-1 Code of Ethics of the Independent Trustees in coordination with the Board of Trustees’ Compliance Committee

D.	Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E.	Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F.	Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

G.	Evaluation. At least annually, the Committee shall evaluate its performance consistent with the requirements of this charter and report the results to the Board of Trustees.

H.	Review. The Committee shall review this charter periodically and shall recommend changes to the Board of Trustees, as it deems desirable.

Last revised: June 5, 2012

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

3.	Nominees should have a commitment to understand the Funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Current Trustees

The renomination of current Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above based on, among other things, the current Trustee’s contribution to the Board and any committee.

Review of Nominations

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates who would be Independent Trustees, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate. These factors may include (but are not limited to) the person’s character, integrity, judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any Committees thereof. Other factors that the Committee may take into consideration include a person’s availability and commitment to attend meetings and perform his or her responsibilities; and whether or not the person had any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or subadviser of the Fund, as applicable, Fund service providers, or their affiliates or with Fund shareholders.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Independent Board candidates, the Committee may consider nominees recommended by any source, including Fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the relevant Fund at such address as is set forth in the Fund’s disclosure documents. Recommendations from management may be submitted to the Committee Chairperson. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Independent Board candidates as it deems necessary or appropriate.

5.	After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.

As long as a current Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of a current Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the Fund.

APPENDIX B

OUTSTANDING SHARES AND SHARE OWNERSHIP

This table shows, as of the Record Date, the number of shares of each class of each Fund eligible to be voted at the Meeting. Certain Funds have issued Class NAV shares, which are held primarily by other investment companies managed by the Adviser or its affiliates.

Fund	Share Class	Number of Eligible Shares
Core High Yield Fund	Class A	6,652,704.625
	Class B	0
	Class C	0
	Class I	1,327,490.827
	Class NAV	0

Disciplined Value Fund	Class A	76,948,623.199
	Class B	788,068.481
	Class C	3,054,943.290
	Class NAV	35,068,139.104
	Class 1	0
	Class R1	338,041.021
	Class R2	7,419.914
	Class R3	96,542.213
	Class R4	151,086.623
	Class R5	24,289,270.938
	Class R6	3,352,863.606
	Class I	58,889,950.206
	Class I2	1,717,242.841

Disciplined Value Mid Cap Fund	Class A	63,165,771.986
	Class C	3,627,772.423
	Class NAV	0
	Class I	79,681,237.397
	Class R2	66,476.410
	Class R6	4,110,317.584
	Class ADV	58,181.371

Global Shareholder Yield Fund	Class A	24,198,601.290
	Class B	971,061.486
	Class C	5,349,647.847
	Class NAV	90,972,445.412
	Class R2	10,162.602
	Class R6	14,753.706
	Class I	51,620,069.684

Fund	Share Class	Number of Eligible Shares

International Allocation Portfolio	Class A	1,064,065.166
	Class B	308,556.278
	Class C	621,781.119
	Class I	73,734.240

International Core Fund	Class A	14,548,749.588
	Class B	123,892.866
	Class C	155,255.217
	Class 1	1,324,550.056
	Class NAV	20,720,391.673
	Class R1	9,621.175
	Class R2	3,597.122
	Class R3	1,206.284
	Class R4	1,309.886
	Class R5	2,748.461
	Class R6	3,624.844
	Class I	17,089,084.684

International Growth Fund	Class A	3,016,573.378
	Class B	50,290.703
	Class C	80,934.038
	Class I	3,410,919.340
	Class 1	443,235.021

International Value Equity Fund	Class A	531,273.681
	Class I	110,608.365
	Class NAV	34,703,773.440

Leveraged Companies Fund	Class A	29,729.376
	Class B	28,959.567
	Class C	28,961.490
	Class I	52,982.094

Rainier Growth Fund	Class A	15,588,111.660
	Class B	1,028,466.706
	Class C	825,897.452
	Class I	8,714,446.684
	Class NAV	19,466,420.948
	Class ADV	790,129.339
	Class T	3,228,428.026

Fund	Share Class	Number of Eligible Shares
Rainier Growth Fund (Con’t)	Class R1	13,343.413
	Class R2	4,454.343
	Class R3	4,452.360
	Class R4	4,452.360
	Class R5	4,457.622
	Class R6	176,896.181

Small Cap Opportunities Fund	Class A	80,969.135
	Class B	80,335.358
	Class C	80,335.358
	Class I	81,331.596

Small Company Fund	Class A	5,522,534.133
	Class I	2,772,749.734
	Class NAV	0
	Class ADV	21,542.377
	Class R1	13,428.202
	Class R2	4,863.813
	Class R3	19,249.108
	Class R4	4,155.473
	Class R5	9,188.135
	Class R6	5,463.333

Strategic Growth Fund	Class A	336,973.441
	Class I	43,328.302
	Class NAV	79,123,405.744

Set forth below for each Fund is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of the Fund as of the Record Date.

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
CORE HIGH YIELD FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	381,858.681	5.74%	Record

CORE HIGH YIELD FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	447,881.679	6.73%	Record

CORE HIGH YIELD FUND	A	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	536,233.506	8.06%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
CORE HIGH YIELD FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	585,771.661	8.81%	Record

CORE HIGH YIELD FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,512,167.130	22.73%	Record

CORE HIGH YIELD FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,573,607.619	23.65%	Record

CORE HIGH YIELD FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	86,310.177	6.50%	Record

CORE HIGH YIELD FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	121,666.890	9.17%	Record

CORE HIGH YIELD FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	343,782.447	25.90%	Record

CORE HIGH YIELD FUND	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	731,442.486	55.10%	Record

DISCIPLINED VALUE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6,849,570.496	8.90%	Record

DISCIPLINED VALUE FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	25,474,626.006	33.11%	Record

DISCIPLINED VALUE FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30,003,913.450	38.99%	Record

DISCIPLINED VALUE FUND	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	56,595.617	7.18%	Record

DISCIPLINED VALUE FUND	B	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	64,397.938	8.17%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
DISCIPLINED VALUE FUND	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	92,708.968	11.76%	Record

DISCIPLINED VALUE FUND	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	105,221.185	13.35%	Record

DISCIPLINED VALUE FUND	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	140,913.851	17.88%	Record

DISCIPLINED VALUE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	224,909.536	7.36%	Record

DISCIPLINED VALUE FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	276,474.167	9.05%	Record

DISCIPLINED VALUE FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	341,121.580	11.17%	Record

DISCIPLINED VALUE FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	348,007.640	11.39%	Record

DISCIPLINED VALUE FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	376,049.702	12.31%	Record

DISCIPLINED VALUE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	409,875.337	13.42%	Record

DISCIPLINED VALUE FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,374,616.357	5.73%	Record

DISCIPLINED VALUE FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,635,596.422	9.57%	Record

DISCIPLINED VALUE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8,748,028.712	14.85%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
DISCIPLINED VALUE FUND	I	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	14,970,815.286	25.42%	Record

DISCIPLINED VALUE FUND	I2	NORTHERN TRUST CO TTEE FBO RABBI TRUST FOR LADD FURNITURE INC EXECUTIVE RETIREMENT PLAN 22-08297 PO BOX 92956 CHICAGO IL 60675-0001	111,247.185	6.48%	Beneficial

DISCIPLINED VALUE FUND	I2	NEW ENGLAND HISTORIC GENEALOGICAL SOCIETY 101 NEWBURY ST BOSTON MA 02116-3007	118,406.798	6.90%	Record

DISCIPLINED VALUE FUND	I2	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,483,790.864	86.41%	Record

DISCIPLINED VALUE FUND	R1	TD AMERITRADE TRUSTCO CO #00P05 PO BOX 17748 DENVER CO 80217-0748	32,177.078	9.52%	Record

DISCIPLINED VALUE FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	7,412.898	99.91%	Record

DISCIPLINED VALUE FUND	R3	FRONTIER TRUSTCO FBO INDUSTRIAL PLASTICS & MACHINE INC 390300 PO BOX 10758 FARGO ND 58106-0758	5,599.525	5.80%	Beneficial

DISCIPLINED VALUE FUND	R3	TD AMERITRADE TRUSTCO CO# 0063A PO BOX 17748 DENVER CO 80217-0748	7,054.012	7.31%	Record

DISCIPLINED VALUE FUND	R3	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	7,736.924	8.01%	Record

DISCIPLINED VALUE FUND	R3	JP MORGAN CHASE BANK TRUSTEE CUSTODIAN FBO RETIREMENT PLANS WHICH TIAA-CREF ACTS RECORD KEEPER 4 NEW YORK PLZ LBBY A FL 12 NEW YORK NY 10004-2413	9,760.378	10.11%	Record

DISCIPLINED VALUE FUND	R3	NFS LLC FEBO COMMERCIAL BANK & TRUST COMMERCIAL BANK & TRUST TTEE EMILY WALKER PO BOX 1090 PARIS TN 38242-1090	20,817.844	21.56%	Record

DISCIPLINED VALUE FUND	R3	ORCHARD TRUSTCO LLC FBO PUTNAM INV FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	22,844.156	23.66%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
DISCIPLINED VALUE FUND	R4	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	8,354.632	5.53%	Record

DISCIPLINED VALUE FUND	R4	TD AMERITRADE TRUSTCO CO# 00TLB PO BOX 17748 DENVER CO 80217-0748	12,756.222	8.44%	Record

DISCIPLINED VALUE FUND	R4	JP MORGAN CHASE BANK TRUSTEE CUSTODIAN FBO RETIREMENT PLANS WHICH TIAA- CREF ACTS RECORD KEEPER 4 NEW YORK PLZ LBBY A FL 12 NEW YORK NY 10004-2413	17,313.254	11.46%	Record

DISCIPLINED VALUE FUND	R4	RELIANCE TRUSTCO FBO PW ENTERPRISES PO BOX 48529 ATLANTA GA 30362-1529	18,098.426	11.98%	Beneficial

DISCIPLINED VALUE FUND	R4	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 763 NYLEVE-SCHULTZ 1540 CHESTNUT ST EMMAUS PA 18049-1914	22,790.576	15.08%	Record

DISCIPLINED VALUE FUND	R4	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 767 NATIONAL TOBACCO COMPANY 5201 INTERCHANGE WAY COMMERCE CROSSINGS LOUISVILLE KY 40229-2184	28,320.931	18.74%	Record

DISCIPLINED VALUE FUND	R4	WILMINGTON TRUST RISC CUST FBO VIEJAS RETPLAN PO BOX 52129 PHOENIX AZ 85072-2129	42,331.936	28.02%	Beneficial

DISCIPLINED VALUE FUND	R5	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK RPS-TRADING OPS ET-4 601 CONGRESS ST BOSTON MA 02210-2804	1,236,404.577	5.09%	Record

DISCIPLINED VALUE FUND	R5	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) RPS-TRADING OPS, ET-4 601 CONGRESS ST BOSTON MA 02210-2804	21,980,242.295	90.49%	Record

DISCIPLINED VALUE FUND	R6	CITY OF MANCHESTER NH CEMETERY TRUST FINANCE OFFICER CITY OF MANCHESTER 1 CITY HALL PLZ MANCHESTER NH 03101-2025	168,670.459	5.03%	Record

DISCIPLINED VALUE FUND	R6	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	647,262.269	19.30%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
DISCIPLINED VALUE FUND	R6	NFS LLC FEBO STATE STREET BANK TRUSTCO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	2,072,593.029	61.82%	Record

DISCIPLINED VALUE MID CAP FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,528,912.489	5.59%	Record

DISCIPLINED VALUE MID CAP FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,600,404.078	8.87%	Record

DISCIPLINED VALUE MID CAP FUND	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6,474,787.440	10.25%	Record

DISCIPLINED VALUE MID CAP FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7,945,293.352	12.58%	Record

DISCIPLINED VALUE MID CAP FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9,274,023.619	14.68%	Record

DISCIPLINED VALUE MID CAP FUND	A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	11,112,432.035	17.59%	Record

DISCIPLINED VALUE MID CAP FUND	ADV	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	57,402.043	98.66%	Record

DISCIPLINED VALUE MID CAP FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	259,230.233	7.15%	Record

DISCIPLINED VALUE MID CAP FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	333,186.035	9.18%	Record

DISCIPLINED VALUE MID CAP FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	363,304.099	10.01%	Record

DISCIPLINED VALUE MID CAP FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	489,039.818	13.48%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
DISCIPLINED VALUE MID CAP FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	541,657.119	14.93%	Record

DISCIPLINED VALUE MID CAP FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	664,115.254	18.31%	Record

DISCIPLINED VALUE MID CAP FUND	I	STATE STREET BANK AND TRUST AS CUSTODIAN FBO ADP TOTALSOURCE RETIREMENT SAVINGS MAIL STOP JHT0515 200 CLARENDON ST BOSTON MA 02116-5021	4,635,145.676	5.82%	Beneficial

DISCIPLINED VALUE MID CAP FUND	I	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	4,679,020.291	5.87%	Record

DISCIPLINED VALUE MID CAP FUND	I	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5,279,316.316	6.63%	Record

DISCIPLINED VALUE MID CAP FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,633,203.906	9.58%	Record

DISCIPLINED VALUE MID CAP FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8,801,756.212	11.05%	Record

DISCIPLINED VALUE MID CAP FUND	I	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	25,173,786.604	31.59%	Record

DISCIPLINED VALUE MID CAP FUND	R2	COUNSEL TRUST DBA MATC FBO CLYDE REVORD MOTORS 401K 7900 EVERGREEN WAY EVERETT WA 98203-6418	3,818.705	5.74%	Beneficial

DISCIPLINED VALUE MID CAP FUND	R2	MG TRUST COMPANY CUST. FBO KLOEPFER, INC. EMPLOYEES 401K PROF. 700 17TH STREET SUITE 300 DENVER CO 80202-3531	5,735.086	8.63%	Beneficial

DISCIPLINED VALUE MID CAP FUND	R2	COUNSEL TRUST DBA MATC FBO KARL TYLER COMPANIES 401K 3663 N RESERVE ST MISSOULA MT 59808-1509	7,664.902	11.53%	Record

DISCIPLINED VALUE MID CAP FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	8,045.052	12.10%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
DISCIPLINED VALUE MID CAP FUND	R2	SEI PRIVATE TRUST COMPANY FBO SUNTRUST BANK ID 866 ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	30,000.000	45.13%	Record

DISCIPLINED VALUE MID CAP FUND	R5	SEI PRIVATE TRUST COMPANY FBO SUNTRUST BANK ID 866 ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	350,613.740	8.53%	Record

DISCIPLINED VALUE MID CAP FUND	R6	NFS LLC FEBO NORTHERN TRUSTCO FBO A/C 2677188 PO BOX 92956 CHICAGO IL 60675-2956	365,000.421	8.88%	Record

DISCIPLINED VALUE MID CAP FUND	R6	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	2,735,156.265	66.54%	Record

GLOBAL SHAREHOLDER YIELD FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,192,926.342	9.06%	Record

GLOBAL SHAREHOLDER YIELD FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,399,651.869	14.05%	Record

GLOBAL SHAREHOLDER YIELD FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10,883,369.691	44.98%	Record

GLOBAL SHAREHOLDER YIELD FUND	B	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	88,553.359	9.12%	Record

GLOBAL SHAREHOLDER YIELD FUND	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	100,108.469	10.31%	Record

GLOBAL SHAREHOLDER YIELD FUND	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	125,385.656	12.91%	Record

GLOBAL SHAREHOLDER YIELD FUND	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	127,275.927	13.11%	Record

GLOBAL SHAREHOLDER YIELD FUND	B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 976F0 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	337,590.336	34.77%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
GLOBAL SHAREHOLDER YIELD FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	279,686.336	5.23%	Record

GLOBAL SHAREHOLDER YIELD FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	368,299.665	6.88%	Record

GLOBAL SHAREHOLDER YIELD FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	521,083.920	9.74%	Record

GLOBAL SHAREHOLDER YIELD FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	807,026.350	15.09%	Record

GLOBAL SHAREHOLDER YIELD FUND	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 976F0 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	820,857.841	15.34%	Record

GLOBAL SHAREHOLDER YIELD FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	981,549.563	18.35%	Record

GLOBAL SHAREHOLDER YIELD FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,645,045.109	5.12%	Record

GLOBAL SHAREHOLDER YIELD FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14,510,544.535	28.11%	Record

GLOBAL SHAREHOLDER YIELD FUND	I	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	22,994,430.503	44.55%	Record

GLOBAL SHAREHOLDER YIELD FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,162.602	100.00%	Record

GLOBAL SHAREHOLDER YIELD FUND	R6	MG TRUSTCO CUST FBO JAMES GUSTAFSON IRA 700 17TH ST STE 300 DENVER CO 80202-3531	3,989.443	27.04%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
GLOBAL SHAREHOLDER YIELD FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,764.263	72.96%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	69,730.759	6.55%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	115,718.019	10.88%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	275,101.242	25.85%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	B	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18,463.666	5.98%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	22,535.021	7.30%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	182,145.876	59.03%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	34,443.676	5.54%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	45,195.704	7.27%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	45,756.578	7.36%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	48,939.370	7.87%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,059.240	6.86%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,318.374	8.57%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	15,686.588	21.27%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
INTERNATIONAL ALLOCATION PORTFOLIO	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 93404 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	18,358.963	24.90%	Record

INTERNATIONAL ALLOCATION PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	20,383.470	27.64%	Record

INTERNATIONAL CORE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12,752,668.317	87.65%	Record

INTERNATIONAL CORE FUND	C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	7,814.810	5.03%	Record

INTERNATIONAL CORE FUND	C	FRONTIER TRUST COMPANY FBO CMAC CONSTRUCTION COMPANY 401K 714303 PO Box 10758 FARGO ND 58106-0758	8,131.372	5.24%	Beneficial

INTERNATIONAL CORE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10,757.106	6.93%	Record

INTERNATIONAL CORE FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	12,900.205	8.31%	Record

INTERNATIONAL CORE FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	13,893.894	8.95%	Record

INTERNATIONAL CORE FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17,986.857	11.59%	Record

INTERNATIONAL CORE FUND	I2	MERCER TRUST COMPANY CUSTODIAN FBO MMC 401(K) SAVINGS & INVESTMENT PLA ATTN: DC PLAN ADMIN MS N-1-C ONE INVESTORS WAY NORWOOD MA 02062-1599	1,793,506.524	10.50%	Record

INTERNATIONAL CORE FUND	I2	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	14,549,881.754	85.14%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
INTERNATIONAL CORE FUND	R1	MG TRUSTCO CUST FBO INTEGRATED COMPENSATION SOLUTIONS I 700 17TH ST STE 300 DENVER CO 80202-3531	668.405	6.95%	Beneficial

INTERNATIONAL CORE FUND	R1	MG TRUST COMPANY CUST FBO EW ANESTHESIA 700 17TH ST STE 300 DENVER CO 80202-3531	679.555	7.06%	Beneficial

INTERNATIONAL CORE FUND	R1	MG TRUST COMPANY CUST FBO TOPSAIL HOLDINGS & CONSULTING LLC 700 17TH ST STE 300 DENVER CO 80202-3531	812.268	8.44%	Beneficial

INTERNATIONAL CORE FUND	R1	MG TRUST COMPANY CUST FBO JMB2 ARCHITECTURE, INC 700 17TH ST STE 300 DENVER CO 80202-3531	1,144.137	11.89%	Beneficial

INTERNATIONAL CORE FUND	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	3,583.601	37.25%	Record

INTERNATIONAL CORE FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	3,597.122	100.00%	Record

INTERNATIONAL CORE FUND	R3	MG TRUSTCO CUST FBO FIRST BAPT CHURCH BEDFORD TX 403 700 17TH ST STE 300 DENVER CO 80202-3531	134.702	11.17%	Beneficial

INTERNATIONAL CORE FUND	R3	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	1,071.582	88.83%	Record

INTERNATIONAL CORE FUND	R4	MG TRUST COMPANY TRUSTEE DATOC WITTEN GROUP INC 700 17TH ST STE 300 DENVER CO 80202-3531	238.304	18.19%	Beneficial

INTERNATIONAL CORE FUND	R4	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	1,071.582	81.81%	Record

INTERNATIONAL CORE FUND	R5	MG TRUST COMPANY CUST FBO PAUL A WIEDA SOLO 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	189.956	6.91%	Beneficial

INTERNATIONAL CORE FUND	R5	MG TRUST COMPANY CUST FBO BRADY COUNSELING SERVICES 700 17TH ST STE 300 DENVER CO 80202-3531	202.016	7.35%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
INTERNATIONAL CORE FUND	R5	MID ATLANTIC TRUSTCO FBO SEAN HEARN 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	222.666	8.10%	Beneficial

INTERNATIONAL CORE FUND	R5	MG TRUSTCO CUST FBO QUEST CAREER SERVICES LLC 700 17TH ST STE 300 DENVER CO 80202-3531	318.935	11.60%	Beneficial

INTERNATIONAL CORE FUND	R5	MG TRUSTCO CUST FBO HILLTOP MANAGEMENT GROUP 700 17TH ST STE 300 DENVER CO 80202-3531	659.356	23.99%	Beneficial

INTERNATIONAL CORE FUND	R5	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	1,071.582	38.99%	Record

INTERNATIONAL CORE FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	3,571.429	98.53%	Record

INTERNATIONAL GROWTH FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,531,450.647	83.92%	Record

INTERNATIONAL GROWTH FUND	B	JANNEY MONTGOMERY SCOTT LLC EXCLUSIVE BENEFIT OF CUSTOMERS 1801 MARKET ST PHILADELPHIA PA 19103-1675	3,039.304	6.04%	Record

INTERNATIONAL GROWTH FUND	B	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,198.103	6.36%	Record

INTERNATIONAL GROWTH FUND	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,354.808	8.66%	Record

INTERNATIONAL GROWTH FUND	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,080.859	10.10%	Record

INTERNATIONAL GROWTH FUND	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7,431.661	14.78%	Record

INTERNATIONAL GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,188.842	5.18%	Record

INTERNATIONAL GROWTH FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,694.610	7.04%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
INTERNATIONAL GROWTH FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12,093.078	14.94%	Record

INTERNATIONAL GROWTH FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13,480.421	16.66%	Record

INTERNATIONAL GROWTH FUND	I2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	3,267,936.528	95.81%	Record

INTERNATIONAL VALUE EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	31,751.421	5.98%	Record

INTERNATIONAL VALUE EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	49,947.164	9.40%	Record

INTERNATIONAL VALUE EQUITY FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF WENDELL L PERKINS 12646 COUNTY LINE RD MOUNT PLEASANT WI 53177-3316	63,260.649	11.91%	Beneficial

INTERNATIONAL VALUE EQUITY FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	64,779.353	12.19%	Record

INTERNATIONAL VALUE EQUITY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	105,928.326	19.94%	Record

INTERNATIONAL VALUE EQUITY FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST FL 10 BOSTON MA 02210-2806	11,135.857	10.07%	Record

INTERNATIONAL VALUE EQUITY FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 48850 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	39,388.489	35.61%	Beneficial

INTERNATIONAL VALUE EQUITY FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	44,306.184	40.06%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LEVERAGED COMPANIES FUND	A	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	29,729.376	100.00%	Record

LEVERAGED COMPANIES FUND	B	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	28,959.567	100.00%	Record

LEVERAGED COMPANIES FUND	C	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	28,961.490	100.00%	Record

LEVERAGED COMPANIES FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 90650 LTIP PLAN 2010 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	2,860.476	5.40%	Beneficial

LEVERAGED COMPANIES FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 91585 LTIP PLAN 2010 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	3,929.529	7.42%	Beneficial

LEVERAGED COMPANIES FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 48421 LTIP PLAN 2010 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	4,064.791	7.67%	Beneficial

LEVERAGED COMPANIES FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 90118 LTIP PLAN 2010 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	4,087.502	7.71%	Beneficial

LEVERAGED COMPANIES FUND	I	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	30,108.873	56.83%	Record

RAINIER GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,255,071.824	14.47%	Record

RAINIER GROWTH FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,522,802.457	16.18%	Record

RAINIER GROWTH FUND	ADV	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	778,930.885	98.58%	Record

RAINIER GROWTH FUND	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	60,873.695	5.92%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RAINIER GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	48,730.260	5.90%	Record

RAINIER GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	53,856.982	6.52%	Record

RAINIER GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	61,060.080	7.39%	Record

RAINIER GROWTH FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	64,149.856	7.77%	Record

RAINIER GROWTH FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	124,004.544	15.01%	Record

RAINIER GROWTH FUND	I	STATE STREET BANK & TRUST FBO HORMEL FOODS CORPORATION 200 CLARENDON ST MAIL STOP: CPH0453 BOSTON MA 02116-5021	466,268.652	5.35%	Beneficial

RAINIER GROWTH FUND	I	STATE STREET BANK & TRUST CUST FBO HORMEL FOODS CORPORATION 200 CLARENDON ST BOSTON MA 02116-5021	622,765.131	7.15%	Beneficial

RAINIER GROWTH FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	783,948.930	9.00%	Record

RAINIER GROWTH FUND	I	WILMINGTON TRUSTCO CUST FBO JOHN MUIR HEALTH TAX SHLTRD ANNUITY A/C 079450-001 1 C/O MUTUAL FUNDS PO BOX 8880 WILMINGTON DE 19899-8880	1,452,987.155	16.67%	Beneficial

RAINIER GROWTH FUND	I	MICHIGAN EDUCATION TRUST FUND II WOODROW S TYLER TTEE 2501 COOLIDGE RD STE 400 EAST LANSING MI 48823-6352	2,017,669.667	23.15%	Record

RAINIER GROWTH FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,070,214.038	23.76%	Record

RAINIER GROWTH FUND	R1	MG TRUST COMPANY CUST FBO MICHAEL WU DDS INC 700 17TH ST STE 300 DENVER CO 80202-3531	970.027	7.27%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RAINIER GROWTH FUND	R1	MG TRUST COMPANY CUST FBO VERONICA’S GLASS JEWELRY LLC 700 17TH ST STE 300 DENVER CO 80202-3531	1,154.804	8.65%	Beneficial

RAINIER GROWTH FUND	R1	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,890.328	66.63%	Record

RAINIER GROWTH FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	4,454.343	100.00%	Record

RAINIER GROWTH FUND	R3	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	4,452.360	100.00%	Record

RAINIER GROWTH FUND	R4	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	4,452.360	100.00%	Record

RAINIER GROWTH FUND	R5	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	4,457.622	100.00%	Record

RAINIER GROWTH FUND	R6	KEYBANK NA FBO OPRSF ANNUITY MUTUAL FUNDS CUS 20242000997479 PO BOX 94871 CLEVELAND OH 44101-4871	16,358.395	9.25%	Record

RAINIER GROWTH FUND	R6	THE CARPENTER FOUNDATION 824 E MAIN ST STE 102 MEDFORD OR 97504-7134	33,679.474	19.04%	Record

RAINIER GROWTH FUND	R6	FIFTH THIRD BANK TTEE FBO W W WILLIAMS CO A/C # 28-2-6031199 PO BOX 3385 CINCINNATI OH 45263-0001	37,654.666	21.29%	Beneficial

RAINIER GROWTH FUND	R6	KEYBANK NA FBO OPRSF ENDOWMENT MUTUAL FUND CUS 20242000997475 PO BOX 94871 CLEVELAND OH 44101-4871	89,203.646	50.43%	Beneficial

RAINIER GROWTH FUND	T	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	162,580.800	5.04%	Record

SMALL CAP OPPORTUNITIES FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	80,969.135	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
SMALL CAP OPPORTUNITIES FUND	B	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	80,335.358	100.00%	Record

SMALL CAP OPPORTUNITIES FUND	C	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	80,335.358	100.00%	Record

SMALL CAP OPPORTUNITIES FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	81,331.596	100.00%	Record

SMALL COMPANY FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	620,699.825	11.24%	Record

SMALL COMPANY FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,454,710.014	26.34%	Record

SMALL COMPANY FUND	ADV	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21,542.377	100.00%	Record

SMALL COMPANY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,556,371.167	92.20%	Record

SMALL COMPANY FUND	R1	MG TRUSTCO CUST FBO PHYSICIAN HOSPITAL ORGANIZATION OF 700 17TH ST STE 300 DENVER CO 80202-3531	824.190	6.14%	Beneficial

SMALL COMPANY FUND	R1	MG TRUST COMPANY CUST FBO DAN AVERY REAL ESTATE 700 17TH ST STE 300 DENVER CO 80202-3531	1,504.846	11.21%	Beneficial

SMALL COMPANY FUND	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9,511.716	70.83%	Record

SMALL COMPANY FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	4,863.813	100.00%	Record

SMALL COMPANY FUND	R3	RELIANCE TRUSTCO FBO ROBINETTE DEMOL PO BOX 48529 ATLANTA GA 30362-1529	4,060.941	21.10%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
SMALL COMPANY FUND	R3	TD AMERITRADE TRUSTCO CO# 0063A PO BOX 17748 DENVER CO 80217-0748	15,188.167	78.90%	Record

SMALL COMPANY FUND	R4	MG TRUSTCO CUST FBO SOUTH SHORE CLINICAL CONSULTING IN 700 17TH ST STE 300 DENVER CO 80202-3531	517.381	12.45%	Beneficial

SMALL COMPANY FUND	R4	TD AMERITRADE TRUST COMPANY CO# 0063A PO BOX 7748 DENVER CO 80217	838.694	20.18%	Record

SMALL COMPANY FUND	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST FL 10 BOSTON MA 02210-2806	1,289.990	31.04%	Record

SMALL COMPANY FUND	R4	STATE STREET CORPORATION TTEE/CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	1,509.408	36.32%	Beneficial

SMALL COMPANY FUND	R5	TD AMERITRADE TRUSTCO CO# 0063A PO BOX 17748 DENVER CO 80217-0748	9,188.135	100.00%	Record

SMALL COMPANY FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	5,350.455	97.93%	Record

STRATEGIC GROWTH FUND	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF DANNY J ING 1708 HUNTINGTON LN APT B REDONDO BEACH CA 90278-4114	24,131.939	7.16%	Record

STRATEGIC GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	28,924.917	8.58%	Record

STRATEGIC GROWTH FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	190,000.000	56.38%	Record

STRATEGIC GROWTH FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 94318 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	2,818.859	6.51%	Record

STRATEGIC GROWTH FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 94319 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	5,417.701	12.50%	Record

STRATEGIC GROWTH FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 94323 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	5,417.701	12.50%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
STRATEGIC GROWTH FUND	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6,392.088	14.75%	Record

STRATEGIC GROWTH FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 94317 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	8,669.975	20.01%	Beneficial

STRATEGIC GROWTH FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,000.000	23.08%	Record

As of the Record Date, the Trustees and officers of the Trusts, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds.

Thank You for mailing your proxy card promptly!

John Hancock Funds, LLC
MEMBER FINRA | SIPC

601 Congress Street Boston, MA 02210-2805
1-800-225-5291 1-800-554-6713 TDD 1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds Institutional Services Private Managed Accounts Retirement Plans	JHF3PX 09/12

Form of Proxy Card

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com.

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903.

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

Do not mail your proxy card if you vote by Internet or phone.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         ☒

M49159-S97453        KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

JOHN HANCOCK FUNDS III [NAME OF FUND]			02 000000007601
The Board of Trustees recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Vote on Trustees
1.	ELECTION OF THIRTEEN TRUSTEES AS MEMBERS OF THE BOARD		☐	☐	☐
Nominees:
	01) James R. Boyle 02) Craig Bromley 03) Warren A. Thomson 04) Charles L. Bardelis 05) Peter S. Burgess 06) William H. Cunningham 07) Grace K. Fey	08) Theron S. Hoffman 09) Deborah C. Jackson 10) Hassell H. McClellan 11) James M. Oates 12) Steven R. Pruchansky 13) Gregory A. Russo

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer .

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 13, 2012.

The Proxy Statement for this meeting is available at: www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
Please detach at perforation before mailing.	M49160-S97453

PROXY	JOHN HANCOCK FUND III	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Andrew Arnott, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Julie Lyman, Patricia Morisette and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Trust/Fund referenced on the opposite side of this card, which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on Tuesday, November 13, 2012, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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JOHN HANCOCK FUNDS III	Control# xxxxxxxxxxxx
[FUND NAME]

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Links to 2012 Shareholder Material(s) OTHER

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Directions to 601 Congress Street

From Logan International Airport and Route 1A South

Follow the signs towards I-90 West - Ted Williams Tunnel. Take the Ted Williams Tunnel to Exit 25 “South Boston”. At the top of the ramp turn right onto Congress Street. 601 Congress Street will be straight ahead on the right.

From Western Massachusetts via Massachusetts Turnpike

Follow the Massachusetts Turnpike /Interstate 90 East to Exit 25 “South Boston”. At the top of the ramp, bear left towards Seaport Boulevard. Turn right onto Congress Street. 601 Congress Street will be straight ahead on the right.

From Points South via I-93

Heading northbound on Interstate 93 towards Boston, take Exit 20, which will be immediately after Exit 18. Follow the signs to “I-90 East”. Take the first tunnel exit to “South Boston”. At the first set of lights at the top of the ramp turn right onto Congress Street. 601 Congress Street will be straight ahead on the right.

From Points North via I-93

Heading southbound on Interstate 93 Boston, take Exit 23 “Purchase Street/South Station”. Take the first left onto Congress Street. Follow Congress Street for 1 mile. 601 Congress Street will be straight ahead on the right.

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JOHN HANCOCK FUNDS III	Control# xxxxxxxxxxxx
[FUND NAME]

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If you wish to receive copies of meeting materials and voting forms*, please choose from one of the selections below.

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¡  Email Materials for this Meeting - Please send a full set of proxy materials related to this control number by email to the email address below.

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¡  Hard Copy Materials for this Meeting and All Future Meetings* - Please send a full set of proxy materials related to this control number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

*PLEASE NOTE: If you currently receive proxy communications via email, you must also unenroll from that service using the Enroll/Maintain Electronic Delivery Preference link below.

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JOHN HANCOCK FUNDS III	Control# xxxxxxxxxxxx
[FUND NAME]

2012 Special Meeting of Shareholders Tuesday, November 13, 2012 For holders as of: Thursday, September 6, 2012 Cusip: XXXXXX	Meeting Material(s) • OTHER

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy materials. Scroll down for proxy instructions and voting.

To vote via telephone, call 1-800-690-6903 .

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

JOHN HANCOCK FUNDS III

[FUND NAME]

2012 Special Meeting of Shareholders

To be held on Tuesday, November 13, 2012 for holders of record as of Thursday, September 6, 2012

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
NOVEMBER 13, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Andrew Arnott, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Julie Lyman, Patricia Morisette and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Trust/Fund referenced above, which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on Tuesday, November 13, 2012, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BELOW. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Recommendations of the Board of Directors:

Choose this option if you would like to vote your shares with the recommendations of the Board of Directors. See below or refer to the proxy statement for details on the recommendations.

Vote with the Board’s Recommendations

	Proposal(s)	Recommendations of the Board of Directors	Vote Options
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

¡ For All Nominees ¡ Withhold All Nominees ¡ For All Except Selected Below
			1)	☐ JAMES R. BOYLE
			2)	☐ CRAIG BROMLEY
			3)	☐ WARREN A. THOMSON
			4)	☐ CHARLES L. BARDELIS
			5)	☐ PETER S. BURGESS
			6)	☐ WILLIAM H. CUNNINGHAM
			7)	☐ GRACE K. FEY
		For	8)	☐ THERON S. HOFFMAN
			9)	☐ DEBORAH C. JACKSON
			10)	☐ HASSELL H. MCCLELLAN
			11)	☐ JAMES M. OATES
			12)	☐ STEVEN R. PRUCHANSKY
			13)	☐ GREGORY A. RUSSO

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PROXY FINAL SUBMISSION

•  Please check all of the information below for accuracy.

•  If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

•  If your vote(s) are reflected correctly, click on the Final Submission button below.

2012 Special Meeting of Shareholders

Tuesday, November 13, 2012

For holders as of: Thursday, September 6, 2012

Cusip: xxxxxx

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

You elected to vote as recommended by the Board of Directors.

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

For

For All Nominees

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

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JOHN HANCOCK FUNDS III	Control# xxxxxxxxxxxx
[FUND NAME]

2012 Special Meeting of Shareholders Tuesday, November 13, 2012 For holders as of: Thursday, September 6, 2012 Cusip: xxxxxx

THANK YOU FOR VOTING!

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To receive future shareholder communications electronically, we require your permission. Participation is completely your choice.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

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1. Vote	2. Review	3. Confirmed

Below is a record of your voting instructions:

You elected to vote as recommended by the Board of Directors.

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

For

For All Nominees

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

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ProxyVote Confirmation -
[ ]to: [ ]

Thank you for voting. Your instructions have been received and recorded for:

JOHN HANCOCK FUNDS III

[FUND NAME]

Meeting to be held on Tuesday, November 13, 2012

For Shareholders of record as of Thursday, September 6, 2012

CUSIP : xxxxxx

This confirmation has been sent from www.proxyvote.com.

Form of Notice

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 13, 2012.

JOHN HANCOCK FUNDS III	Meeting Information
Meeting Type: Special Meeting of Shareholders
For holders as of: September 6, 2012
Date: November 13, 2012 Time: 2:00 PM Eastern
	Location:	John Hancock Funds 601 Congress Street Boston, MA 02210
Directions to Meeting: www.proxyvote.com
PROXY TABULATOR P.O. BOX 9112 FIRMINGDALE, NY 11735

You are receiving this communication because you hold shares in the above Trust.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT (INCLUDES SHAREHOLDER LETTER)
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 30, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, please follow the instructions at www.proxyvote.com or request a paper or e-mail copy of the materials, which will contain the appropriate instructions. Valid photo identification may be required to attend the meeting in person. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

JOHN HANCOCK FUNDS III

[NAME OF FUND]

Voting Items

The Board of Trustees recommends you vote FOR the following:
1.	ELECTION OF THIRTEEN TRUSTEES AS MEMBERS OF THE BOARD
	Nominees:
	01)	James R. Boyle	08)	Theron S. Hoffman
	02)	Craig Bromley	09)	Deborah C. Jackson
	03)	Warren A. Thomson	10)	Hassell H. McClellan
	04)	Charles L. Bardelis	11)	James M. Oates
	05)	Peter S. Burgess	12)	Steven R. Pruchansky
	06)	William H. Cunningham	13)	Gregory A. Russo
	07)	Grace K. Fey
NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.